PROXY

                              CENTRAL CORPORATION
                                 _____________, 1995
                           SPECIAL MEETING OF SHAREHOLDERS




             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


          The undersigned hereby constitutes and appoints James A. Altick and Thomas J. Nicholson, or either of them, the proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of common stock of Central Corporation (the "Company") that the undersigned is entitled to vote at the special meeting of the shareholders of the Company to be held on ________________, 1995 and at any and all adjournments thereof.

          1.A proposal to approve an Agreement and Plan of Merger (the "Plan") pursuant to which, among other things, the Company will merge into First Commerce Corporation ("FCC") and, on the effective date of the merger, each outstanding share of common stock of the Company will be converted into 1.67 of shares of FCC common stock, subject to possible adjustment as determined in accordance with the terms of the Plan.

                    FOR ____       AGAINST ____        ABSTAIN ____

          2.In their discretion, to vote upon such other business as may properly come before the meeting or any adjournment thereof.

          THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH HEREIN.

          Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized persons. If a partnership, please sign in partnership name by authorized persons.


          Dated:  ________________, 1995

                                        Signature of Shareholder



                                      Signature (if jointly owned)


          Insert Mailing Label




                   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                  TO THE COMPANY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                        PROXY

                           FIRST COMMERCE CORPORATION
                                 _____________, 1995
                           SPECIAL MEETING OF SHAREHOLDERS




             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


          The undersigned hereby constitutes and appoints Clifton J. Saik and Thomas C. Jaeger, or any of them, the proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of common stock of First Commerce Corporation (the "Company") that the undersigned is entitled to vote at the special meeting of the shareholders of the Company to be held on ________________, 1995 and at any and all adjournments thereof.

          1.A proposal to approve an Agreement and Plan of Merger (the "Plan") pursuant to which, among other things, Central Corporation will merge into the Company and, on the effective date of the merger, each outstanding share of common stock of Central Corporation will be converted into 1.67 shares of common stock of the Company, subject to possible adjustment as determined in accordance with the terms of the Plan.

                    FOR ____       AGAINST ____             ABSTAIN ____

          2.In their discretion, to vote upon such other business as may properly come before the meeting or any adjournment thereof.

          THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH HEREIN.

          Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized persons. If a partnership, please sign in partnership name by authorized persons.


          Dated:  ________________, 1995

                                        Signature of Shareholder



                                      Signature (if jointly owned)


          Insert Mailing Label




                   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                  TO THE COMPANY PROMPTLY USING THE ENCLOSED ENVELOPE.